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                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                          Dated as of November 1, 2006

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Exhibit 1    Mortgage Loan Schedule
Exhibit 2    Representations and Warranties
Exhibit 3    Pricing Formulation
Exhibit 4    Bill of Sale
Exhibit 5    Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................18
Agreement......................................................................2
Certificate Purchase Agreement.................................................2
Certificates...................................................................2
Closing Date...................................................................3
Collateral Information........................................................11
Crossed Mortgage Loans........................................................17
Defective Mortgage Loan.......................................................17
Final Judicial Determination..................................................20
Indemnification Agreement.....................................................14
Initial Purchaser..............................................................2
Master Servicer................................................................2
Material Breach...............................................................16
Material Document Defect......................................................16
Memorandum.....................................................................2
MERS...........................................................................5
Mortgage File..................................................................4
Mortgage Loan Schedule.........................................................3
Mortgage Loans.................................................................2
Officer's Certificate..........................................................8
Other Mortgage Loans...........................................................2
Pooling and Servicing Agreement................................................2
Private Certificates...........................................................2
Prospectus Supplement..........................................................2
Public Certificates............................................................2
Purchaser......................................................................2
Repurchased Loan..............................................................18
Seller.........................................................................2
Servicing File.................................................................9
Special Servicer...............................................................2
Trust..........................................................................2
Trustee........................................................................2
Underwriters...................................................................2
Underwriting Agreement.........................................................2

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMC LOANS)

Mortgage Loan Purchase Agreement (this "Agreement"), dated as of November 1,
2006, between Morgan Stanley Mortgage Capital Inc. (the "Seller") and Morgan
Stanley Capital I Inc. (the "Purchaser").

Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be
dated as of November 1, 2006, between Purchaser, as depositor, Wells Fargo Bank,
National Association, as master servicer, LNR Partners, Inc., as special servicer ("Special Servicer"), LaSalle Bank National Association, as trustee and custodian ("Trustee") and Wells Fargo Bank, National Association, as paying agent, certificate registrar and authenticating agent. In exchange for the
Mortgage Loans, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-HQ10 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term "Master
Servicer" as used herein shall mean Wells Fargo Bank, National Association in its capacity as a master servicer under the Pooling and Servicing Agreement unless otherwise specified.

The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-4FL, Class
A-MFL, Class A-J, Class B, Class C and Class D Certificates (the "Public
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated,
Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith
Incorporated (the "Underwriters"), pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated November 1, 2006 (the
"Underwriting Agreement"), and the Class X-1, Class X-2, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
Q, Class R-I, Class R-II and Class R-III Certificates (the "Private
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated
(the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between
Purchaser and the Initial Purchaser, dated November 1, 2006 (the "Certificate
Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated March 14, 2006, as supplemented by a Prospectus Supplement dated November 1, 2006 (together with the Prospectus, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private
Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated
November 1, 2006 (the "Memorandum").

In consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

1.    AGREEMENT TO PURCHASE.

1.1   Seller agrees to sell, and Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage
Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to the Mortgage Loans is November 1, 2006.
The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,491,010,944. The sale of the
Mortgage Loans shall take place on November 1, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on Exhibit 3 hereto. The purchase price shall be paid to Seller by wire transfer in immediately available funds on the Closing
Date.

1.2   On the Closing Date, Purchaser will assign to Trustee pursuant to the
Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 14), and Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and Purchaser's rights under this Agreement (to the extent set forth in Section 14).

2.    CONVEYANCE OF MORTGAGE LOANS.

2.1   Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, Seller does hereby transfer, assign, set over and otherwise convey to Purchaser, without recourse, except as specifically provided herein, all the right, title and interest of Seller, with the understanding that a Servicing Rights Purchase and Sale Agreement, dated
November 1, 2006, will be executed by Seller and Master Servicer, in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date.
The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the
Pooling and Servicing Agreement. In connection with such transfer and assignment, Seller shall deliver to or on behalf of Trustee, on behalf of
Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause 2.2.1 hereof) for each Mortgage Loan and on or prior to the fifth
Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of Trustee,
Master Servicer and Special Servicer to empower Trustee, Master Servicer and, in the event of the failure or incapacity of Trustee and Master Servicer, Special
Servicer, to submit for recording, at the expense of Seller, any Mortgage Loan documents required to be recorded as described in the Pooling and Servicing
Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to Trustee). Seller agrees to reasonably cooperate with Trustee, Master Servicer and Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage
Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains

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unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage
Loan becomes a Specially Serviced Mortgage Loan. Custodian shall submit such documents for recording, at Seller's expense, after the periods set forth above, provided, however, Custodian shall not submit such assignments for recording if
Seller produces evidence that it has sent any such assignment for recording and certifies that Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date,
Seller shall deliver to or on behalf of Trustee each of the remaining documents or instruments specified in Section 2.2 hereof (with such exceptions and additional time periods as are permitted by this Section 2) with respect to each
Mortgage Loan (each, a "Mortgage File"). (Seller acknowledges that the term
"without recourse" does not modify the duties of Seller under Section 5 hereof.)

2.2   All Mortgage Files, or portions thereof, delivered prior to the Closing
Date are to be held by or on behalf of Trustee in escrow on behalf of Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each
Mortgage Loan shall contain the following documents:

      2.2.1   The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of LaSalle Bank National Association, as Trustee for
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2006-HQ10, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit, with a copy of the Mortgage Note attached thereto;

      2.2.2   The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, Seller shall deliver or cause to be delivered to Trustee a true and correct copy of such
Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

      2.2.3   The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon, or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension

                                        4

certified by Seller together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

      2.2.4   An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2006-HQ10," provided, if the related Mortgage has been recorded in the name of
Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no such assignments will be required to be submitted for recording or filing and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      2.2.5   Originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by Seller, or in the case of an original blanket intervening assignment of
Mortgage retained by Seller, a copy thereof certified by Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's
Certificate of Seller stating that such original intervening assignment of
Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening Assignment of
Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening Assignment of Mortgage;

      2.2.6   If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by Seller to be a true and complete copy of the original Assignment of Leases submitted for recording, together with (i)
an original of each assignment of such Assignment of Leases with evidence of recording thereon and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such
Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by Seller to be a true and complete copy of the original assignment submitted for recording, and (ii) an original assignment

                                        5

of such Assignment of Leases, in recordable form, signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2006-HQ10," which assignment may be effected in the related Assignment of
Mortgage, provided, if the related Mortgage has been recorded in the name of
MERS or its designee, no assignment of Assignment of Leases in favor of Trustee will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      2.2.7   The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

      2.2.8   The original Title Insurance Policy, or in the event such original
Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original
Title Insurance Policy to follow within 180 days of the Closing Date or a preliminary title report with an original Title Insurance Policy to follow within 180 days of the Closing Date;

      2.2.9   (A) Copies of UCC financing statements (together with all
assignments thereof) and (B) UCC-2 or UCC-3 financing statements assigning such
UCC financing statements to Trustee executed and delivered in connection with the Mortgage Loan, provided, if the related Mortgage has been recorded in the name of MERS or its designee, no such financing statements will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to
Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      2.2.10  Copies of the related ground lease(s), if any, to any Mortgage
Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease;

      2.2.11  Copies of any loan agreements, lock-box agreements and intercreditor agreements (including, without limitation, any Intercreditor
Agreement, any Non-Serviced Mortgage Loan Intercreditor Agreement and any Loan
Pair Intercreditor Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related B Note), if any, related to any Mortgage
Loan;

      2.2.12  Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to Trustee on behalf of the Trust with a copy to be held by Primary Servicer (or Master
Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing
Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional

                                        6

collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by Primary Servicer (or Master Servicer) on behalf of
Trustee, with a copy to be held by Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable
Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing
Agreement (it being understood that Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the
Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the
Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of Seller to assign the letter of credit hereunder including the right and power to draw on the letter of credit). In the case of clause (B) above, any letter of credit held by Primary Servicer (or Master
Servicer) acknowledges that any letter of credit held by it shall be held in its capacity as agent of the Trust, and if Primary Servicer (or Master Servicer)
sells its rights to service the applicable Mortgage Loan, Primary Servicer (or
Master Servicer) has agreed to assign the applicable letter of credit to the
Trust or at the direction of Special Servicer to such party as Special Servicer may instruct, in each case, at the expense of Primary Servicer (or Master
Servicer). Primary Servicer (or Master Servicer) has agreed to indemnify the
Trust for any loss caused by the ineffectiveness of such assignment;

      2.2.13  The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

      2.2.14  Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a
Cut-Off Date principal balance equal to or greater than $20,000,000;

      2.2.15  The original or a copy of any Environmental Insurance Policy; and

      2.2.16  Any affidavit and indemnification agreement.

      2.2.17  With respect to the Cherry Creek Pari Passu Loan, a copy of the
MSCI 2006-HQ9 Pooling and Servicing Agreement and with respect to the Michigan
Plaza Pari Passu Loan, a copy of the MSCI 2006-IQ11 Pooling and Servicing
Agreement.

With respect to the Cherry Creek Pari Passu Loan and the Michigan Plaza Pari
Passu Loan, the preceding document delivery requirements will be met by the delivery by the Depositor of copies of the documents specified above (other than the Mortgage Notes and all intervening endorsements) evidencing the Cherry Creek
Pari Passu Loan and the Michigan Plaza Pari Passu Loan, as applicable, including a copy of the related Pari Passu Mortgage.

The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to Primary Servicer, Master Servicer or Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to Primary Servicer within 30 days of the Closing Date.

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"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

2.3   The Assignments of Mortgage and assignment of Assignment of Leases referred to in Sections 2.2.4 and 2.2.6 may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming
Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from Seller to Purchaser and from Purchaser to Trustee on behalf of the Certificateholders.

2.4   If Seller cannot deliver, or cause to be delivered, as to any Mortgage
Loan, any of the documents and/or instruments referred to in Sections 2.2.2,
2.2.3, 2.2.5 or 2.2.6, with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90 day period, but Seller delivers a photocopy thereof (certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording), to Trustee within such 90 day period, Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as Trustee may consent to, which consent shall not be unreasonably withheld so long as Seller is, as certified in writing to Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

2.5   Trustee, as assignee or transferee of Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off
Date. All scheduled payments of principal and interest due on or before the
Cut-Off Date and collected after the Cut-Off Date shall belong to Seller.

2.6   Within 45 days following the Closing Date, Seller shall deliver, and
Purchaser, Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of Seller, in the appropriate public office for real property records, each assignment referred to in clauses 2.2.4, 2.2.6(ii)
and 2.2.9(B) above (with recording information in blank if such information is not yet available). If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Seller shall prepare a substitute therefor or cure such defect, and Seller shall, at its own expense (except in the case of a document or instrument that is lost by
Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

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2.7   As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each
Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, Seller shall provide a notice on or prior to the date that is 30 days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is 30 days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of Master Servicer or the applicable Primary Servicer, Seller will draw on such letter of credit as directed by Master Servicer or such Primary Servicer in such notice to the extent Seller has the right to do so.

2.8   Documents that are in the possession of Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the
"Servicing File") shall be delivered to Trustee shall be shipped by Seller to or at the direction of Master Servicer, on behalf of Purchaser, on or prior to the
75th day after the Closing Date, in accordance with Section 3.1 of the Primary
Servicing Agreement, if applicable.

2.9   The documents required to be delivered to Master Servicer (or in the alternative, Primary Servicer) shall include, to the extent required to be (and actually) delivered to Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the
Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the
Borrower/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Notwithstanding the
foregoing, Seller shall not be required to deliver any draft documents, or any attorney-client communications that are privileged communications or constitute legal or other due diligence analyses, or internal communications of Seller or its affiliates, or credit underwriting or other analyses or data. Delivery of any of the foregoing documents to Primary Servicer shall be deemed a delivery to
Master Servicer and satisfy Seller's obligations under this subparagraph. Each of the foregoing items may be delivered by Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to Master Servicer.

2.10  Upon the sale of the Mortgage Loans by Seller to Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in Purchaser and its assigns, and the ownership of all records and documents constituting the
Servicing File with respect to the related Mortgage Loan prepared by or that come into the possession of Seller shall immediately vest in Purchaser and its assigns, and shall be delivered promptly by Seller to or on behalf of either
Trustee or Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. Seller's and

                                        9

Purchaser's records shall reflect the transfer of each Mortgage Loan from Seller to Purchaser and its assigns as a sale.

2.11  It is the express intent of the parties hereto that the conveyance of the
Mortgage Loans and related property to Purchaser by Seller as provided in this
Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by
Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the
Mortgage Loans or any related property, then:

      2.11.1  this Agreement shall be deemed to be a security agreement; and

      2.11.2  the conveyance provided for in this Section 2 shall be deemed to be a grant by Seller to Purchaser of a security interest in all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

              A.    All accounts, general intangibles, chattel paper,
      instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property:
      the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

              B.    All accounts, general intangibles, chattel paper,
      instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

              C.    All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

2.12  The possession by Purchaser or its designee of the Mortgage Notes, the
Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial
Code (including, without limitation, Sections 9-313 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, Seller makes no representation or warranty as to the perfection of any such security interest.

2.13  Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or

                                       10

acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

2.14  Seller shall, to the extent consistent with this Agreement and upon request by or on behalf of Purchaser, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case,
Seller hereby authorizes Master Servicer to file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform
Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform
Commercial Code as in force in the relevant jurisdiction.

2.15  Notwithstanding anything to the contrary contained herein, and subject to
Section 2.1, Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause 2.2.1) required to be delivered to or on behalf of Trustee or Master Servicer pursuant to this Section
2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and Purchaser's acceptance of the related Mortgage
Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

3.    EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

3.1   Seller shall (i) deliver to Purchaser on or before the Closing Date a diskette acceptable to Purchaser that contains such information about the
Mortgage Loans as may be reasonably requested by Purchaser, (ii) deliver to
Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of Purchaser or Trustee to cause Seller to cure any Material
Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to Section 5 hereof.

3.2   On or prior to the Closing Date, Seller shall allow representatives of any of Purchaser, each Underwriter, each Initial Purchaser, Trustee, Special
Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, Seller's underwriting procedures and
Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of Seller during normal business hours and shall not be conducted in a manner that is disruptive to Seller's normal business operations upon reasonable prior advance notice. In the

                                       11

course of such examinations and audits, Seller will make available to such representatives of any of Purchaser, each Underwriter, each Initial Purchaser,
Trustee, Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, Seller shall provide Purchaser with all material information regarding Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to Seller's financial condition, financial statements as provided to Purchaser or other developments affecting Seller's ability to consummate the transactions contemplated hereby or otherwise affecting Seller in any material respect. Within 45 days after the
Closing Date, Seller shall provide Master Servicer or Primary Servicer, if applicable, with any additional information identified by Master Servicer or
Primary Servicer, if applicable, as necessary to complete the CMSA Property
File, to the extent that such information is available.

3.3   Purchaser may exercise any of its rights hereunder through one or more designees or agents, provided Purchaser has provided Seller with prior notice of the identity of such designee or agent.

3.4   Purchaser shall keep confidential any information regarding Seller and the
Mortgage Loans that has been delivered into Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or
Purchaser is required by law or court order to disclose such information. If
Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding Seller as described in the preceding sentence, Purchaser shall provide to Seller a copy of the proposed form of such disclosure prior to making such disclosure and Seller shall promptly, and in any event within two Business Days, notify Purchaser of any inaccuracies therein, in which case Purchaser shall modify such form in a manner that corrects such inaccuracies. If Purchaser is required by law or court order to disclose confidential information regarding Seller as described in the second preceding sentence, Purchaser shall notify Seller and cooperate in Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, Purchaser is compelled as a matter of law to disclose such information, Purchaser shall, prior to making such disclosure, advise and consult with Seller and its counsel as to such disclosure and the nature and wording of such disclosure and Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then Purchaser shall be permitted to make such disclosure without prior review by Seller.

4.    REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

4.1   To induce Purchaser to enter into this Agreement, Seller hereby makes for the benefit of Purchaser and its assigns with respect to each Mortgage Loan
(subject to the last paragraph of

                                       12

this Section 4.1) as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached thereto, and hereby further represents and warrants to Purchaser as of the date hereof that:

      4.1.1   Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

      4.1.2   This Agreement has been duly and validly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery hereof by Purchaser, this Agreement constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

      4.1.3   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Seller with this Agreement, or the consummation by Seller of any transaction contemplated hereby, other than (A) such qualifications as may be required under state securities or blue sky laws, (B) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to Purchaser,
(C) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (D) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by Seller under this
Agreement.

      4.1.4   Neither the transfer of the Mortgage Loans to Purchaser, nor the execution, delivery or performance of this Agreement by Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection 4.1.3, any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the

                                       13

transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      4.1.5   There are no actions or proceedings against, or investigations of,
Seller pending or, to Seller's knowledge, threatened in writing against Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to Purchaser or the execution or delivery by, or enforceability against, Seller of this Agreement or have an effect on the financial condition of Seller that would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

      4.1.6   On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by Seller of all of its right, title and interest in and to the Mortgage Loans to Purchaser.

      4.1.7   To Seller's knowledge, Seller's Information (as defined in that certain indemnification agreement, dated November 1, 2006, between Seller,
Purchaser, the Underwriters and the Initial Purchasers (the "Indemnification
Agreement")) relating to the Mortgage Loans does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (when read together with the Final Prospectus Supplement, in the case of Public Certificates, or when read together with the Memorandum, in the case of the Private Certificates). Notwithstanding anything contained herein to the contrary, this subparagraph 4.1.7 shall run exclusively to the benefit of Purchaser and no other party.

To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, subject to the exceptions set forth in Schedule A to Exhibit 2, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

      4.1.8   Seller has complied with the disclosure requirements of Regulation
AB that arise from its role as "seller" and "sponsor" in connection with the issuance of the Certificates.

      4.1.9   For so long as the Trust is subject to the reporting requirements of the Exchange Act, Seller shall provide Purchaser (or with respect to any
Serviced Companion Mortgage Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any
Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set
forth next to Seller's name on Schedule XV and Schedule XVI of the Pooling and
Servicing Agreement within the time periods set forth in the Pooling and
Servicing Agreement.

                                       14

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

4.2   To induce Seller to enter into this Agreement, Purchaser hereby represents and warrants to Seller as of the date hereof:

      4.2.1   Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

      4.2.2   Purchaser has full power and authority to acquire the Mortgage
Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

      4.2.3   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Purchaser with this Agreement, or the consummation by Purchaser of any transaction contemplated hereby that has not been obtained or made by
Purchaser.

      4.2.4   Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by Purchaser will violate Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which Purchaser is a party or that may be applicable to Purchaser or its assets.

      4.2.5   Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of
Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

      4.2.6   There are no actions or proceedings against, or investigations of,
Purchaser pending or, to Purchaser's knowledge, threatened against Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage
Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial

                                       15

condition of Purchaser that would materially and adversely affect the ability of
Purchaser to perform its obligation under this Agreement.

      4.2.7   Purchaser has not dealt with any broker, investment banker, agent or other person, other than Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations and warranties made by Purchaser pursuant to this
Section 4.2 shall survive the purchase of the Mortgage Loans.

5.    REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

5.1   It is hereby acknowledged that Seller shall make for the benefit of
Trustee on behalf of the holders of the Certificates, whether directly or by way of Purchaser's assignment of its rights hereunder to Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

5.2   It is hereby further acknowledged that if any document required to be delivered to Trustee pursuant to Section 2 is not delivered as and when required
(and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either
(i) materially and adversely affects the interests of the holders of the
Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and
(B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan (such a document defect described in the preceding clause (i) or
(ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material
Document Defect or Material Breach shall promptly notify, in writing, the other parties; provided that any breach of the representation and warranty contained in paragraph 42 of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary"
for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material
Breach, Master Servicer shall, and Special Servicer may, request that Seller, not later than 90 days from Seller's receipt of the notice of such Material
Document Defect or Material Breach, cure such Material Document Defect or
Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within

                                       16

such 90 day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage"(as defined in the Code) but Seller is diligently attempting to effect such correction or cure, as certified by Seller in an Officer's Certificate delivered to Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end
of the initial 90 day period, then a Specially Serviced Mortgage Loan and a
Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer
Event" in the Pooling and Servicing Agreement and (y) the Material Document
Defect was identified in a certification delivered to Seller by Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to Seller pursuant to Section 2.2 of the Pooling and Servicing
Agreement or otherwise nor possession of such certification or schedule by
Seller shall, in and of itself, constitute delivery of notice of any Material
Document Defect or knowledge or awareness by Seller of any Material Document
Defect listed therein.

5.3   Seller hereby covenants and agrees that, if any such Material Document
Defect or Material Breach cannot be corrected or cured in all material respects within the above cure periods, Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO
Mortgage Loan from Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the
Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section
1.860G-2(f)), at its option replace, without recourse, any Mortgage Loan or REO
Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage
Loan. If such Material Document Defect or Material Breach would cause the
Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, repurchase or substitution must occur within 90 days from the date Seller was notified of the breach or defect. Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

5.4   If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan for purposes of the above provisions, and
Seller shall be obligated to repurchase or replace each such Crossed Mortgage
Loan in accordance with the provisions above, unless, in the case of such breach or document defect, (A) Seller provides a Nondisqualification Opinion to Trustee at the expense of Seller if Trustee acting at the direction of the Controlling
Class determines that it would be usual and customary in accordance with industry practice to obtain a Nondisqualification Opinion and (B) both of the following conditions would be satisfied if Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach or Material Document
Defect had occurred without regard to this

                                       17

paragraph (the "Affected Loan(s)"): (i) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the greater of (A) the debt service coverage ratio for all such Crossed Mortgage
Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in
Appendix II to the Final Prospectus Supplement and (B) 1.25x, and (ii) the
loan-to-value ratio for all such Crossed Mortgage Loans (excluding the Affected
Loan(s)) is not greater than the lesser of (A) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and
(B) 75%. The determination of Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. Master Servicer will be entitled to cause to be delivered, or direct Seller to (in which case Seller shall) cause to be delivered to Master
Servicer: (A) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of Seller if the scope and cost of the Appraisal is approved by Seller (such approval not to be unreasonably withheld) and (B) an opinion of counsel that not requiring the repurchase of each such other Mortgage Loan will not result in an Adverse REMIC Event.

5.5   With respect to any Defective Mortgage Loan, to the extent that Seller is required to repurchase or substitute for such Defective Mortgage Loan (each, a
"Repurchased Loan") in the manner prescribed above while Trustee (as assignee of
Purchaser) continues to hold any Crossed Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized
Loan") with such Repurchased Loan, Seller and Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Cross-Collateralized Loans held by Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished Trustee, at the expense of Seller, a nondisqualification opinion that such modification shall not cause an Adverse
REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, Seller and Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and Seller shall repurchase or substitute for the
Repurchased Loan and all related Cross-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized
Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The
Mortgagors set forth on Schedule B to Exhibit 2 hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

5.6   Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face,

                                       18

unless there is included in the Mortgage File a certified copy of the Mortgage by the local authority with which the Mortgage was recorded; or (c) the absence from the Mortgage File of the item specified in paragraph 2.2.8. If any of the foregoing Material Document Defects is discovered by the Custodian (or Trustee if there is no Custodian), Trustee (or as set forth in Section 2.3(a) of the
Pooling and Servicing Agreement, Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating
Agencies and the parties hereto and making demand upon Seller for the cure of the Material Document Defect or repurchase or replacement of the related
Mortgage Loan.

5.7   If Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the affected Mortgage Loan from Purchaser or its assignee or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with this Agreement, then provided that (i) the period of time provided for Seller to correct, repurchase or cure has expired and (ii) the
Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan,
Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the
Mortgage Loan pursuant to Sections 9.5, 9.12, 9.15 and 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to a work-out shall not constitute a defense to any repurchase claim nor shall such modification and work-out change the Purchase Price due from Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such
Mortgage Loan and sale of the REO Property, to a Person other than Seller shall be without (i) recourse of any kind (either express or implied) by such Person against Seller and (ii) representation or warranty of any kind (either express or implied) by Seller to or for the benefit of such Person.

5.8   Seller shall have the right to purchase certain of the Mortgage Loans or
REO Properties, as applicable, in accordance with Section 9.36 of the Pooling and Servicing Agreement.

5.9   The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against
Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, Master Servicer shall notify Seller of the discovery of the Material
Document Defect or Material Breach and Seller shall have 90 days to correct or cure such Material Document Defect or Material Breach or purchase the REO
Property at the Purchase Price. After a final liquidation of the Mortgage Loan or REO Mortgage Loan, if a court of competent jurisdiction issues a final order after the expiration of any applicable appeal period that Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan (a "Final
Judicial Determination") or Seller otherwise accepts liability, then, but in no event later than the Termination of the Trust pursuant to Section 9.30 of the
Pooling and Servicing Agreement, Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation in accordance with the Pooling and Servicing Agreement (including those arising from any sale to Seller) and the Purchase Price.

5.10  Notwithstanding anything to the contrary contained herein, in connection with any sale or other liquidation of a Mortgage Loan or REO Property as described in this Section 5, Special

                                       19

Servicer shall not receive a Liquidation Fee from Seller (but may collect such
Liquidation Fee from the related Liquidation Proceeds as otherwise provided herein); provided, however, that in the event Seller is obligated to repurchase the Mortgage Loan or REO Mortgaged Property after a final liquidation of such
Mortgage Loan or REO Property pursuant to the immediately preceding paragraph, an amount equal to any Liquidation Fee (calculated on the basis of Liquidation
Proceeds) payable to Special Servicer shall be included in the definition of
"Purchase Price" in respect of such Mortgage Loan or REO Mortgaged Property.
Except as expressly set forth above, no Liquidation Fee shall be payable in connection with a repurchase of a Mortgage Loan by Seller.

5.11  The obligations of Seller set forth in this Section 5 to cure a Material
Document Defect or a Material Breach or repurchase or replace a defective
Mortgage Loan constitute the sole remedies of Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by Seller set forth in this Agreement (other than those set forth in Exhibit 2).

5.12  Notwithstanding the foregoing, in the event that there is a breach of the representations and warranties set forth in paragraph 39 of Exhibit 2 hereto because the underlying loan documents do not provide for the payment by the
Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan, and the related Mortgagor's payments made for the reasonable costs and expenses associated with the defeasance or assumption of a
Mortgage Loan are insufficient and cause the Trust to incur an Additional Trust
Expense in an amount equal to such reasonable costs and expenses not paid by such Mortgagor, Seller hereby covenants and agrees to reimburse the Trust within
90 days of the receipt of notice of such breach in an amount sufficient to avoid such Additional Trust Expense. The parties hereto acknowledge that such reimbursement shall be Seller's sole obligation with respect to the breach discussed in the previous sentence.

5.13  The Pooling and Servicing Agreement shall provide that Trustee (or Master
Servicer or Special Servicer on its behalf) shall give written notice promptly
(but in any event within three Business Days) to Seller of its discovery of any
Material Document Defect or Material Breach and prompt written notice to Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan
(as defined in the Pooling and Servicing Agreement).

5.14  If Seller repurchases any Mortgage Loan pursuant to this Section 5,
Purchaser or its assignee, following receipt by Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to Seller all Mortgage
Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to Trustee shall be endorsed and assigned to Seller in the same manner such that Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such
Mortgage Loan or proceeds of any insurance policies with respect thereto.

6.    CLOSING.

                                       20

6.1   The closing of the sale of the Mortgage Loans shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at 9:00 a.m., New
York time, on the Closing Date. The closing shall be subject to each of the following conditions:

      6.1.1   All of the representations and warranties of Seller and Purchaser specified in Section 4 hereof (including, without limitation, the representations and warranties set forth on Exhibit 2 hereto) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date
(to the extent of the standard, if any, set forth in each representation and warranty).

      6.1.2   All Closing Documents specified in Section 7 hereof, in such forms as are agreed upon and reasonably acceptable to Seller or Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

      6.1.3   Seller shall have delivered and released to Purchaser or its designee all documents required to be delivered to Purchaser as of the Closing
Date pursuant to Section 2 hereof.

      6.1.4   The result of the examination and audit performed by Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of Seller's Information to be disclosed in the
Memorandum and the Prospectus Supplement.

      6.1.5   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and
Seller and Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

      6.1.6   Seller shall have paid all fees and expenses payable by it to
Purchaser pursuant to Section 8 hereof.

      6.1.7   The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

      6.1.8   No Underwriter shall have terminated the Underwriting Agreement and none of the Initial Purchasers shall have terminated the Certificate
Purchase Agreement, and neither the Underwriters nor the Initial Purchasers shall have suspended, delayed or otherwise cancelled the Closing Date.

      6.1.9   Seller shall have received the purchase price for the Mortgage
Loans pursuant to Section 1 hereof.

6.2   Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable Purchaser to purchase the
Mortgage Loans on the Closing Date.

7.    CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

                                       21

7.1   This Agreement duly executed by Purchaser and Seller.

7.2   A certificate of Seller, executed by a duly authorized officer of Seller and dated the Closing Date, and upon which Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of
Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing
Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

7.3   True, complete and correct copies of Seller's articles of organization and by-laws or other organizational documents.

7.4   A certificate of existence for Seller from the Secretary of State of New
York dated not earlier than 30 days prior to the Closing Date.

7.5   A certificate of the Secretary or Assistant Secretary of Seller, dated the
Closing Date, and upon which Purchaser may rely, to the effect that each individual who, as an officer or representative of Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

7.6   An opinion of counsel (which, other than as to the opinion described in paragraph 7.6.6 below, may be in-house counsel) to Seller, dated the Closing
Date, substantially to the effect of the following (with such changes and modifications as Purchaser may approve and subject to such counsel's reasonable qualifications):

      7.6.1   Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

      7.6.2   This Agreement has been duly authorized, executed and delivered by
Seller.

      7.6.3   No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

      7.6.4   Neither the execution, delivery or performance of this Agreement by Seller, nor the consummation by Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having

                                       22

jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      7.6.5   To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which Seller is a party, or threatened against Seller, (a) asserting the invalidity of this Agreement or (b)
which materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement.

      7.6.6   This Agreement is a valid, legal and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

7.7   A "10b-5" opinion of counsel addressed to Purchaser and the Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, as to the disclosure provided by Seller to Purchaser in connection with the Certificates.

7.8   An opinion of counsel addressed to Purchaser and the Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, that such disclosure complies as to form with the applicable requirements of Regulation AB with respect to Seller's role as Sponsor (as such term is defined in Regulation AB)
in connection with the Certificates. Such other opinions of counsel as any
Rating Agency may request in connection with the sale of the Mortgage Loans by
Seller to Purchaser or Seller's execution and delivery of, or performance under, this Agreement.

7.9   A letter from Deloitte & Touche, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus
Supplement agrees with the records of Seller.

                                       23

7.10  Such further certificates, opinions and documents as Purchaser may reasonably request.

7.11  An officer's certificate of Purchaser, dated as of the Closing Date, with the resolutions of Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of Purchaser dated not earlier than 30 days prior to the Closing Date.

7.12  Such other certificates of Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

7.13  An executed Bill of Sale in the form attached hereto as Exhibit 4.

8.    COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

9.    NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission
(or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or
(c), if (i) to Purchaser, addressed to Morgan Stanley Capital I Inc., 1585
Broadway, New York, New York 10036, Attention: Warren Friend (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to
Seller, addressed to Seller at Morgan Stanley Mortgage Capital Inc., 1585
Broadway, New York, New York 10036, Attention: Cynthia Eckes (or to such other address as Seller may designate in writing).

10.   SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

11.   FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                                       24

12.   SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

13.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

14.   BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections
2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to Trustee as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

15.   MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this
Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of
Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

16.   ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the

                                       25

Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to Trustee), the Indemnification Agreement and the Pooling
and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.
The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       26

IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                    MORGAN STANLEY MORTGAGE CAPITAL INC.

                                    By: /s/ Anthony J. Sfarra
                                        ----------------------
                                        Name: Anthony J. Sfarra
                                              -----------------
                                        Title: Vice President
                                               --------------

                                    MORGAN STANLEY CAPITAL I INC.

                                    By: /s/ Anthony J. Sfarra
                                        ---------------------
                                        Name:Anthony J. Sfarra
                                             -----------------
                                        Title:Vice President
                                              --------------

                                                     EXHIBIT 1
                                               MORTGAGE LOAN SCHEDULE

-------------------------------------------------------------------------------------------------------------------
 MORTGAGE       LOAN                                                                     CUT-OFF DATE
 LOAN NO.      GROUP      PROPERTY NAME(2)                                                    BALANCE     NOTE DATE
-------------------------------------------------------------------------------------------------------------------

    1            1        Waterside Shops                                                $120,000,000    09/28/2006
    2            1        PPG Portfolio - Longmont (I)                                    $25,300,000    10/06/2006
    3            1        PPG Portfolio - Gateway (I)                                     $20,725,000    10/06/2006
    4            1        PPG Portfolio - Panorama (I)                                    $16,375,000    10/06/2006
    5            1        PPG Portfolio - Centennial (I)                                  $12,640,000    10/06/2006
    6            1        PPG Portfolio - Preston (I)                                     $10,880,000    10/06/2006
    7            1        PPG Portfolio - South Bend Allied (I)                            $9,920,000    10/06/2006
    8            1        PPG Portfolio - South Bend Ortho (I)                             $8,160,000    10/06/2006
    9            1        Michigan Plaza                                                  $72,000,000    03/14/2006
    10           1        AZ Office/Retail Portfolio - La Mirada Shopping Center (A)      $32,200,000    09/18/2006
    11           1        AZ Office/Retail Portfolio - Seville Retail (A)                 $25,000,000    09/18/2006
    12           1        AZ Office/Retail Portfolio - Seville Office (A)                 $14,800,000    09/18/2006
    13           1        The Shops at Briargate                                          $71,395,805    06/29/2006
    14           1        425 Park Avenue                                                 $70,000,000    10/06/2006
    15           1        One Bethesda Center                                             $53,000,000    09/29/2006
    16           1        Sony Pictures Plaza                                             $52,875,930    08/21/2006
    17           1        Kings Crossing Shopping Centre                                  $38,967,505    09/27/2006
    18           1        Fort Roc Portfolio - Penn Plaza (B)                             $13,555,000    08/22/2006
    19           1        Fort Roc Portfolio - Eckerd, Philadelphia (B)                    $4,370,000    08/22/2006
    20           1        Fort Roc Portfolio - Staples, Rotterdam (B)                      $3,310,000    08/22/2006
    21           1        Fort Roc Portfolio - Eckerd, McMinnville (B)                     $2,770,000    08/22/2006
    22           1        Fort Roc Portfolio - Kmart Plaza (B)                             $2,740,000    08/22/2006
    23           1        Fort Roc Portfolio - Rite Aid, Watertown (B)                     $2,450,000    08/22/2006
    24           1        Fort Roc Portfolio - Rite Aid, Wilmington (B)                    $2,405,000    08/22/2006
    25           1        Cherry Creek Shopping Center                                    $30,000,000    05/11/2006
    26           1        633 Third Avenue                                                $24,000,000    08/24/2006
    27           1        Hilton Garden Inn O'Hare                                        $22,305,104    01/27/2006
    28           1        Southport Town Center                                           $20,000,000    05/15/2006
    29           1        Covenant Transport Headquarters                                 $18,841,120    06/01/2006
    30           1        Promenade Clock Tower                                           $18,600,000    09/29/2006
    31           1        Courtyard by Marriott - Charleston                              $18,501,735    06/29/2006
    32           1        Village at Sandhill Forum Center                                $16,969,588    08/31/2006
    33           1        Revere Marketplace                                              $16,600,000    05/05/2006
    34           1        Burbank Shopping Center                                         $14,250,000    06/29/2006
    35           1        Centex Office Building                                          $13,451,485    06/23/2006
    36           1        Home Depot - Plymouth                                           $13,200,000    06/22/2006
    37           2        The Texan Apartments                                            $12,900,000    09/06/2005
    38           1        Waterman Grove                                                  $12,475,618    08/29/2006
    39           1        Civic Center Tower                                              $12,000,000    06/29/2006
    40           1        West Haven Shopping Center                                      $12,000,000    09/25/2006
    41           1        Kings Super Market - Morristown                                 $11,700,000    07/27/2006
    42           2        Copperwood Apartments                                           $11,500,000    09/19/2006
    43           1        Basin Street Landing                                            $11,500,000    06/20/2006
    44           1        160 Inverness Drive Offices                                     $11,500,000    08/01/2006
    45           1        State Farm Operations Center - Baton Rouge                      $11,250,044    07/21/2006

                                       1-1

    46           1        Hilton Garden Inn Scottsdale                                    $11,250,000    05/16/2006
    47           1        Walnut St Retail & Banana Republic                              $11,000,000    06/29/2006
    48           1        Willow Creek Town Center                                        $10,950,000    05/23/2006
    49           1        Campbells Run Business Center                                   $10,560,000    09/19/2006
    50           2        Campus Club Apartments                                          $10,500,000    06/28/2006
    51           1        West Oaks Plaza                                                  $9,967,323    06/16/2006
    52           1        Pilot Medical Office                                             $9,400,000    07/11/2006
    53           2        Castle Ridge Apartments                                          $9,300,000    08/03/2006
    54           1        Phoenix Plaza III                                                $9,285,000    01/25/2006
    55           1        Dutch Hollow MHC                                                 $9,000,000    08/15/2006
    56           1        Norris Furniture & Interiors -  Naples                           $8,502,717    02/14/2006
    57           1        Palisades Highlands                                              $8,475,000    08/17/2006
    58           1        A&P Warehouse                                                    $8,448,318    06/30/2005
    59           1        Croft Commons                                                    $8,266,922    06/01/2006
    60           2        Chesapeake Pointe                                                $8,200,000    08/31/2006
    61           1        Hampton Inn - West Springfield                                   $8,144,588    07/21/2006
    62           1        Gloucester Portfolio - Retail (II)                               $5,650,000    08/01/2006
    63           1        Gloucester Portfolio - Office (II)                               $2,400,000    08/01/2006
    64           1        Omkar Medical Plaza                                              $8,000,000    08/31/2006
    65           1        Brookshire Suites Hotel                                          $7,637,307    08/17/2006
    66           1        Holiday Inn Express Sea World                                    $7,600,000    10/12/2006
    67           1        Bells Shopping Center                                            $7,600,000    08/11/2006
    68           1        Parkway Shops-Riverpark Centre                                   $7,580,766    07/19/2006
    69           1        Evans Corporate Park                                             $7,500,000    04/12/2006
    70           2        Purdue Student Housing                                           $7,030,000    07/31/2006
    71           1        Home Decor Facility                                              $7,000,000    06/23/2006
    72           1        RLJ Hotel Portfolio Hammond                                      $6,992,000    06/14/2006
    73           1        Hampton Inn & Suites - Destin                                    $6,982,203    08/31/2006
    74           2        Laurel Canyon Apartments Phase II                                $6,600,000    08/18/2006
    75           1        Kings Super Market - Cresskill                                   $6,600,000    06/22/2006
    76           1        Lake Clearwater Office Building                                  $6,600,000    08/04/2006
    77           1        Embassy Office Building                                          $6,535,000    06/30/2006
    78           1        East Street Trading Center                                       $6,471,526    05/05/2006
    79           1        Willow Station Shopping Center                                   $6,375,000    05/23/2006
    80           1        4 Home Depot Drive                                               $6,240,000    08/15/2006
    81           2        Walnut Towers                                                    $6,150,000    09/19/2006
    82           1        Keystone Square Shopping Center                                  $6,089,307    08/04/2006
    83           1        River Run Office Center                                          $6,000,000    08/14/2006
    84           1        Calusa Centre                                                    $5,978,848    06/28/2006
    85           1        Alrue Import Building                                            $5,955,329    02/23/2006
    86           1        Lincoln Park Shopping Center                                     $5,641,645    12/21/2005
    87           1        Country Club Center                                              $5,375,958    05/18/2006
    88           1        CVS & Shops - Roswell                                            $5,095,559    09/21/2006
    89           1        Baker Street Square                                              $5,062,000    07/31/2006
    90           1        Coronado Trails Plaza                                            $5,030,000    09/13/2006
    91           1        8 Progress Drive                                                 $4,991,354    08/15/2006
    92           1        12776 Foothill Boulevard                                         $4,925,000    06/23/2006
    93           1        Kings Super Market - Montclair                                   $4,800,000    06/22/2006
    94           2        Amherst Meadows                                                  $4,650,000    03/23/2006
    95           1        Clinton Town Center                                              $4,350,000    07/25/2006

                                       1-2

    96           1        Mission Village                                                  $4,340,000    09/21/2006
    97           1        Northern Lights Medical Center                                   $4,300,000    09/28/2006
    98           1        Dick's Sporting Goods - Akron                                    $4,300,000    09/13/2006
    99           1        Bootheel Plaza                                                   $4,246,514    09/28/2006
   100           1        Wingate Inn - Auburn Hills                                       $4,179,790    06/14/2006
   101           1        357 Office Building                                              $4,150,000    06/30/2006
   102           1        Colonial Bank Building                                           $4,100,000    07/12/2006
   103           1        Centre Plaza                                                     $3,920,000    09/07/2006
   104           1        Walgreens - Covington                                            $3,743,292    09/01/2006
   105           1        The Shoppes at Rostraver                                         $3,680,000    08/21/2006
   106           1        Comfort Inn & Bonanza Steakhouse                                 $3,661,853    07/18/2006
   107           2        Yukon Court Apartments                                           $3,500,000    06/29/2006
   108           2        Eagle Crest Apartments                                           $3,500,000    06/29/2006
   109           2        Eagle Mill Apartments                                            $3,434,922    05/31/2006
   110           1        Plaza II Medical Office Building                                 $3,400,000    06/05/2006
   111           2        Westgrove Tower                                                  $3,393,863    08/03/2006
   112           1        CVS - South Portland                                             $3,318,849    08/22/2006
   113           1        Arlington Plaza                                                  $3,200,000    07/31/2006
   114           1        Shoppes at Westgate                                              $3,189,176    06/13/2006
   115           1        Walgreens - Georgetown                                           $3,071,978    07/14/2006
   116           1        Walgreens - Crowley                                              $3,034,562    09/01/2006
   117           1        Kings Super Market - Summit                                      $2,925,000    05/30/2006
   118           1        Crescent Business Center                                         $2,890,310    06/01/2006
   119           1        Armored Mini Storage                                             $2,865,417    06/29/2006
   120           1        CVS - Clear Lake                                                 $2,839,829    07/14/2006
   121           1        Bethelview Corners                                               $2,715,737    06/14/2006
   122           1        Lakeside Plaza                                                   $2,648,000    06/29/2006
   123           1        7366 North Oracle Road                                           $2,500,000    07/28/2006
   124           1        974 Veterans Way                                                 $2,450,000    06/26/2006
   125           1        5061 East Sahara Avenue                                          $2,400,000    06/12/2006
   126           1        11411 West 183rd Street                                          $2,094,711    07/28/2006
   127           1        Valley Brook Business Park                                       $1,900,000    08/03/2006
   128           1        Street of Shoppes                                                $1,824,000    07/27/2006
   129           1        Kings Super Market - Maplewood                                   $1,800,000    05/30/2006
   130           1        3101 Travis Boulevard                                            $1,795,448    08/23/2006
   131           1        Curry Retail                                                     $1,575,090    07/14/2006

                          TOTALS AND WEIGHTED AVERAGES:                                $1,491,010,945

-----------------------------------------------------------------------------------------------------------
MORTGAGE      LOAN     ORIGINAL TERM  REMAINING TERM    ORIGINAL     REMAINING      MORTGAGE        MONTHLY
LOAN NO.      GROUP     TO MATURITY    TO MATURITY    AMORT. TERM   AMORT. TERM         RATE  PAYMENT (P&I)
-----------------------------------------------------------------------------------------------------------

    1           1           120            119            IO            IO            5.376%            NAP
    2           1           120            119            360           360           5.830%       $148,932
    3           1           120            119            360           360           5.830%       $122,001
    4           1           120            119            360           360           5.830%        $96,394
    5           1           120            119            360           360           5.830%        $74,407
    6           1           120            119            360           360           5.830%        $64,047
    7           1           120            119            360           360           5.830%        $58,396

                                       1-3

    8           1           120            119            360           360           5.830%        $48,035
    9           1           60              53            IO            IO            6.050%            NAP
    10          1           120            119            IO            IO            5.900%            NAP
    11          1           120            119            IO            IO            5.900%            NAP
    12          1           120            119            IO            IO            5.900%            NAP
    13          1           120            116            IO            IO            6.332%            NAP
    14          1           120            119            IO            IO            5.750%            NAP
    15          1           120            119            IO            IO            5.660%            NAP
    16          1           120            118            360           358           4.850%       $279,677
    17          1           120            119            360           359           5.980%       $233,323
    18          1           120            118            360           360           6.120%        $82,318
    19          1           120            118            360           360           6.120%        $26,538
    20          1           120            118            360           360           6.120%        $20,101
    21          1           120            118            360           360           6.120%        $16,822
    22          1           120            118            360           360           6.120%        $16,640
    23          1           120            118            360           360           6.120%        $14,879
    24          1           120            118            360           360           6.120%        $14,605
    25          1           120            115            IO            IO            5.240%            NAP
    26          1           120            118            IO            IO            6.060%            NAP
    27          1           126            117            360           351           5.990%       $134,754
    28          1           120            115            360           360           5.550%       $114,186
    29          1           120            116            360           356           6.480%       $119,212
    30          1           120            119            360           360           5.770%       $108,781
    31          1           120            116            300           296           6.030%       $120,181
    32          1           120            118            360           358           6.100%       $103,019
    33          1           120            115            360           360           5.590%        $95,192
    34          1           120            116            360           360           6.540%        $90,445
    35          1           120            116            360           356           5.900%        $80,073
    36          1           120            116            IO            IO            6.350%            NAP
    37          2           120            107            360           360           4.990%        $69,171
    38          1           120            118            360           358           5.710%        $72,629
    39          1           120            116            360           360           6.100%        $72,719
    40          1           120            119            360           360           6.150%        $73,107
    41          1           120            117            360           360           6.240%        $71,963
    42          2           180            179            360           360           6.660%        $73,902
    43          1           120            116            360           360           6.150%        $70,061
    44          1           120            117            360           360           6.170%        $70,210
    45          1           120            117            300           297           6.050%        $73,119
    46          1           128            123            360           360           6.070%        $67,957
    47          1           120            116            360           360           6.210%        $67,443
    48          1           120            115            360           360           5.740%        $63,832
    49          1           120            119            360           360           6.220%        $64,814
    50          2           120            116            360           360           6.180%        $64,173
    51          1           120            116            360           356           6.290%        $61,832
    52          1           120            117            360           360           6.270%        $58,000
    53          2           120            118            360           360           5.970%        $55,579
    54          1           120            111            360           360           5.640%        $53,538
    55          1           120            118            360           360           6.100%        $54,540
    56          1           120            112            300           292           5.790%        $54,311
    57          1           60              58            IO            IO            6.300%            NAP

                                       1-4

    58          1           120            104            276           260           5.450%        $55,364
    59          1           120            115            360           355           6.540%        $52,680
    60          2           120            118            360           360           6.100%        $49,692
    61          1           120            117            300           297           6.420%        $54,790
    62          1           120            117            360           360           6.150%        $34,421
    63          1           120            117            360           360           6.150%        $14,621
    64          1           120            118            360           360           6.100%        $48,480
    65          1           120            118            360           358           6.430%        $48,002
    66          1           120            120            300           300           6.450%        $51,079
    67          1           120            118            360           360           6.127%        $46,188
    68          1           120            117            360           357           6.220%        $46,646
    69          1           120            114            360           360           5.810%        $44,054
    70          2           120            117            360           360           6.130%        $42,738
    71          1           120            116            360           360           6.110%        $42,465
    72          1           120            116            360           360           6.294%        $43,251
    73          1           60              58            300           298           6.400%        $46,828
    74          2           120            118            360           360           6.030%        $39,698
    75          1           120            116            360           360           6.410%        $41,327
    76          1           120            118            360           360           6.220%        $40,509
    77          1           120            116            360           360           6.320%        $40,535
    78          1           120            115            360           355           6.140%        $39,558
    79          1           120            115            360           360           5.740%        $37,162
    80          1           120            118            360           360           6.070%        $37,693
    81          2           120            119            360           360           6.160%        $37,507
    82          1           120            118            360           358           6.190%        $37,321
    83          1           120            118            360           360           6.245%        $36,924
    84          1           120            116            360           356           5.980%        $35,896
    85          1           120            112            360           352           5.890%        $35,550
    86          1           120            110            360           350           5.650%        $32,902
    87          1           120            115            360           355           6.070%        $32,619
    88          1           120            119            360           359           5.810%        $29,957
    89          1           120            117            360           360           6.020%        $30,414
    90          1           120            119            360           360           5.720%        $29,258
    91          1           144            142            360           358           6.250%        $30,786
    92          1           120            116            360           360           6.160%        $30,036
    93          1           120            116            360           360           6.410%        $30,056
    94          2           120            113            360           360           5.725%        $27,062
    95          1           120            117            360           360           6.150%        $26,501
    96          1           120            119            360           360           6.200%        $26,581
    97          1           120            119            360           360           6.390%        $26,869
    98          1           120            119            360           360           6.220%        $26,392
    99          1           120            119            360           359           6.040%        $25,590
   100          1           120            116            300           296           6.530%        $28,437
   101          1           60              56            360           360           6.650%        $26,642
   102          1           120            117            360           360           6.130%        $24,925
   103          1           120            119            360           360           6.160%        $23,907
   104          1           120            118            360           358           6.100%        $22,725
   105          1           120            118            360           360           6.080%        $22,253
   106          1           120            117            300           297           6.630%        $25,113
   107          2           120            116            360           360           6.280%        $21,618

                                       1-5

   108          2           120            116            360           360           6.280%        $21,618
   109          2           120            115            360           355           6.150%        $21,018
   110          1           120            116            360           360           6.270%        $20,979
   111          2           120            118            360           358           6.060%        $20,516
   112          1           120            118            360           358           5.950%        $19,828
   113          1           120            117            IO            IO            6.180%            NAP
   114          1           120            116            360           356           6.150%        $19,495
   115          1           120            117            360           357           6.100%        $18,665
   116          1           120            118            360           358           6.100%        $18,422
   117          1           120            115            360           360           6.290%        $18,086
   118          1           120            116            360           356           6.200%        $17,762
   119          1           120            116            360           356           6.210%        $17,627
   120          1           120            117            360           357           6.240%        $17,511
   121          1           120            116            360           356           6.130%        $16,566
   122          1           120            116            360           360           6.110%        $16,064
   123          1           120            117            360           360           6.220%        $15,344
   124          1           120            116            360           360           6.150%        $14,926
   125          1           120            116            360           360           6.160%        $14,637
   126          1           120            117            360           357           6.240%        $12,916
   127          1           120            118            360           360           6.010%        $11,404
   128          1           120            117            360           360           6.290%        $11,278
   129          1           120            115            360           360           6.290%        $11,130
   130          1           120            118            300           298           6.430%        $12,075
   131          1           120            117            360           357           6.310%         $9,784

                            117            114            355           353           5.918%

                                            PREPAYMENT CODE(24)
----------------------------------------------------------------------------------------------------------
                                                 DEF/
MORTGAGE     LOAN      SEASO                     YM1.   YM3.0    YM
LOAN NO.     GROUP      NING      LO     DEF      00      0     2.00    YM1.00     YM     1.00      OPEN
----------------------------------------------------------------------------------------------------------

    1          1         1        25      88                                                         7
    2          1         1        25      91                                                         4
    3          1         1        25      91                                                         4
    4          1         1        25      91                                                         4
    5          1         1        25      91                                                         4
    6          1         1        25      91                                                         4
    7          1         1        25      91                                                         4
    8          1         1        25      91                                                         4
    9          1         7        31      22                                                         7
   10          1         1        25      88                                                         7
   11          1         1        25      88                                                         7
   12          1         1        25      88                                                         7
   13          1         4        28      88                                                         4
   14          1         1        25      91                                                         4
   15          1         1        25      88                                                         7
   16          1         2        26      91                                                         3
   17          1         1        23                                      93                         4
   18          1         2        26      90                                                         4
   19          1         2        26      90                                                         4

                                       1-6

   20          1         2        26      90                                                         4
   21          1         2        26      90                                                         4
   22          1         2        26      90                                                         4
   23          1         2        26      90                                                         4
   24          1         2        26      90                                                         4
   25          1         5        29      87                                                         4
   26          1         2        26      90                                                         4
   27          1         9        33                                      89                         4
   28          1         5        29      87                                                         4
   29          1         4        28      88                                                         4
   30          1         1        25      91                                                         4
   31          1         4        28      88                                                         4
   32          1         2        26      87                                                         7
   33          1         5        29      87                                                         4
   34          1         4        28      88                                                         4
   35          1         4        28      89                                                         3
   36          1         4        28      88                                                         4
   37          2         13        0                                     116                         4
   38          1         2        26      90                                                         4
   39          1         4        28              88                                                 4
   40          1         1        25      92                                                         3
   41          1         3        27      89                                                         4
   42          2         1        25     151                                                         4
   43          1         4        28      88                                                         4
   44          1         3        27      89                                                         4
   45          1         3        27      89                                                         4
   46          1         5        29                                      95                         4
   47          1         4        28      88                                                         4
   48          1         5        29      87                                                         4
   49          1         1        25      91                                                         4
   50          2         4        28      88                                                         4
   51          1         4        28      88                                                         4
   52          1         3        27      89                                                         4
   53          2         2        26      90                                                         4
   54          1         9        33      83                                                         4
   55          1         2        26      90                                                         4
   56          1         8        32      84                                                         4
   57          1         2         5                                      30                         25
   58          1         16       40      76                                                         4
   59          1         5        29      87                                                         4
   60          2         2        26      90                                                         4
   61          1         3        27      89                                                         4
   62          1         3        27                                      89                         4
   63          1         3        27                                      89                         4
   64          1         2        26      90                                                         4
   65          1         2        26      87                                                         7
   66          1         0        24      89                                                         7
   67          1         2        26      90                                                         4
   68          1         3        27                                      89                         4
   69          1         6        30      86                                                         4

                                       1-7

   70          2         3        27      89                                                         4
   71          1         4        28      79                                                         13
   72          1         4        28      56                                                         36
   73          1         2        23                                      24                         13
   74          2         2        26      90                                                         4
   75          1         4        28      88                                                         4
   76          1         2        47                                      69                         4
   77          1         4        28      88                                                         4
   78          1         5        29      87                                                         4
   79          1         5        29      87                                                         4
   80          1         2        26                                      90                         4
   81          2         1        25      91                                                         4
   82          1         2        26      90                                                         4
   83          1         2        26      90                                                         4
   84          1         4        28                                      88                         4
   85          1         8        32      84                                                         4
   86          1         10       34      79                                                         7
   87          1         5        29      87                                                         4
   88          1         1         0                     12      18       83                3        4
   89          1         3        27      89                                                         4
   90          1         1        25      91                                                         4
   91          1         2        26     114                                                         4
   92          1         4        28      79                                                         13
   93          1         4        28      88                                                         4
   94          2         7        31                                      82                         7
   95          1         3        27      89                                                         4
   96          1         1        25      91                                                         4
   97          1         1        25      91                                                         4
   98          1         1        25      91                                                         4
   99          1         1        25      91                                                         4
   100         1         4        28      88                                                         4
   101         1         4        28      19                                                         13
   102         1         3        27      89                                                         4
   103         1         1        25      91                                                         4
   104         1         2        26      90                                                         4
   105         1         2        26      90                                                         4
   106         1         3        27      89                                                         4
   107         2         4        28                                      88                         4
   108         2         4        28                                      88                         4
   109         2         5        29      87                                                         4
   110         1         4        28      88                                                         4
   111         2         2        26                                      90                         4
   112         1         2        26      90                                                         4
   113         1         3        27      89                                                         4
   114         1         4        28      88                                                         4
   115         1         3        27      89                                                         4
   116         1         2        26      90                                                         4
   117         1         5        29      87                                                         4
   118         1         4        28      88                                                         4
   119         1         4        59                                      57                         4

                                       1-8

   120         1         3        27      89                                                         4
   121         1         4         0                                     116                         4
   122         1         4        28      88                                                         4
   123         1         3        27      89                                                         4
   124         1         4        28      88                                                         4
   125         1         4        28      88                                                         4
   126         1         3        27      89                                                         4
   127         1         2        26      90                                                         4
   128         1         3        27      89                                                         4
   129         1         5        29      87                                                         4
   130         1         2        26      90                                                         4
   131         1         3        27      89                                                         4

                         3

---------------------------------------------------------------
MORTGAGE     LOAN         YM        ADMINISTRATIVE    MORTGAGE
LOAN NO.    GROUP    FORMULA(25)    COST RATE(26)     LOAN NO.
---------------------------------------------------------------

    1         1                         2.150            1
    2         1                         2.150            2
    3         1                         2.150            3
    4         1                         2.150            4
    5         1                         2.150            5
    6         1                         2.150            6
    7         1                         2.150            7
    8         1                         2.150            8
    9         1                         1.150            9
   10         1                         2.150            10
   11         1                         2.150            11
   12         1                         2.150            12
   13         1                         2.150            13
   14         1                         2.150            14
   15         1                         2.150            15
   16         1                         2.150            16
   17         1           A             2.150            17
   18         1                         5.150            18
   19         1                         5.150            19
   20         1                         5.150            20
   21         1                         5.150            21
   22         1                         5.150            22
   23         1                         5.150            23
   24         1                         5.150            24
   25         1                         1.150            25
   26         1                         2.150            26
   27         1           B             2.150            27
   28         1                         7.150            28
   29         1                         2.150            29
   30         1                         2.150            30
   31         1                         2.150            31
   32         1                         2.150            32
   33         1                         2.150            33

                                       1-9

   34         1                         2.150            34
   35         1                         2.150            35
   36         1                         7.150            36
   37         2           C             2.150            37
   38         1                         2.150            38
   39         1           C             2.150            39
   40         1                         7.150            40
   41         1                         2.150            41
   42         2                         2.150            42
   43         1                         2.150            43
   44         1                         2.150            44
   45         1                         2.150            45
   46         1           B             2.150            46
   47         1                         7.150            47
   48         1                         2.150            48
   49         1                         7.150            49
   50         2                         2.150            50
   51         1                         2.150            51
   52         1                         2.150            52
   53         2                         8.150            53
   54         1                         2.150            54
   55         1                         2.150            55
   56         1                         2.150            56
   57         1           D             2.150            57
   58         1                         2.150            58
   59         1                         2.150            59
   60         2                         2.150            60
   61         1                         2.150            61
   62         1           C             12.150           62
   63         1           C             12.150           63
   64         1                         2.150            64
   65         1                         2.150            65
   66         1                         2.150            66
   67         1                         2.150            67
   68         1           E             8.150            68
   69         1                         2.150            69
   70         2                         12.150           70
   71         1                         2.150            71
   72         1                         2.150            72
   73         1           D             2.150            73
   74         2                         2.150            74
   75         1                         2.150            75
   76         1           F             7.150            76
   77         1                         2.150            77
   78         1                         2.150            78
   79         1                         2.150            79
   80         1           D             2.150            80
   81         2                         8.150            81
   82         1                         12.150           82
   83         1                         2.150            83

                                      1-10

   84         1           G             2.150            84
   85         1                         2.150            85
   86         1                         2.150            86
   87         1                         2.150            87
   88         1           H             2.150            88
   89         1                         2.150            89
   90         1                         2.150            90
   91         1                         2.150            91
   92         1                         2.150            92
   93         1                         2.150            93
   94         2           I             2.150            94
   95         1                         2.150            95
   96         1                         12.150           96
   97         1                         7.150            97
   98         1                         2.150            98
   99         1                         2.150            99
   100        1                         2.150           100
   101        1                         12.150          101
   102        1                         2.150           102
   103        1                         8.150           103
   104        1                         2.150           104
   105        1                         2.150           105
   106        1                         2.150           106
   107        2           J             12.150          107
   108        2           J             12.150          108
   109        2                         2.150           109
   110        1                         2.150           110
   111        2           G             2.150           111
   112        1                         2.150           112
   113        1                         2.150           113
   114        1                         2.150           114
   115        1                         2.150           115
   116        1                         2.150           116
   117        1                         2.150           117
   118        1                         2.150           118
   119        1           C             2.150           119
   120        1                         2.150           120
   121        1           B             2.150           121
   122        1                         8.150           122
   123        1                         12.150          123
   124        1                         2.150           124
   125        1                         2.150           125
   126        1                         2.150           126
   127        1                         8.150           127
   128        1                         2.150           128
   129        1                         2.150           129
   130        1                         2.150           130
   131        1                         2.150           131

                                        2.795

                                      1-11

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

1.    Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this
Agreement and as of the Cut-Off Date.

2.    Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances.
Upon the consummation of the transactions contemplated by this Agreement, the
Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage
Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the
Mortgage Loan to the Purchaser or to the Trustee.

3.    Payment Record. No scheduled payment of principal and interest under any
Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no
Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use or operation of the Mortgaged
Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage
Loan is cross-collateralized with any other Mortgage Loan, the lien of the
Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder

                                       2-1

thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the
Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any Permitted
Encumbrances. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

5.    Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below and any Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related
Mortgage, and each assignor thereunder has the full right to assign the same.
The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage
Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

6.    Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since October 31, 2006.

7.    Condition of Property; Condemnation. Except with respect to Mortgage Loans secured primarily by unimproved land: (i) With respect to the Mortgaged
Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the
Closing Date as set forth on Schedule A to this Exhibit 2,

                                       2-2

each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged
Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule
A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The
Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged
Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

8.    Title Insurance. Each Mortgaged Property is covered by an American Land
Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal.
Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each
Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of, or notice to, the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to, a public road.

9.    No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

                                       2-3

10.   Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

11.   Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related
Mortgagor or in connection with any full or partial release of the related
Mortgaged Property or related security for the related Mortgage Loan.

12.   Environmental Conditions.

      (i)     With respect to the Mortgaged Properties securing the Mortgage
              Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the
              Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged
              Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged
              Property) (an "Environmental Report") has been delivered to the
              Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any
              Mortgaged Property that was not disclosed in such report. Each
              Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the
              Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental
              Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American
              Society for Testing and Materials (ASTM) Standard Practice E
              1527-00.

      (ii)    With respect to the Mortgaged Properties securing the Mortgage
              Loans that were not the subject of an environmental site
              assessment meeting ASTM standards after the first day of the month that is 18 months prior to the Closing Date as set forth on
              Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state

                                       2-4

              or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged
              Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
              Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
              Property and neither the Seller nor, to the Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

              "Hazardous Materials" means gasoline, petroleum products,
              explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
              Comprehensive Environmental Response, Compensation and Liability
              Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the
              Hazardous Materials Transportation Act as amended (42 U.S.C.
              ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act,
              as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water
              Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any
              regulations promulgated pursuant thereto.

13.   Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases
and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreement.

14.   Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated like properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the

                                       2-5

replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the
Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related
Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or
Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10%
probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

15.   Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments)
or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

16.   Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

17.   Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged
Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between the Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground
Leases:

      (i)     Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor)
              does not prohibit the current use of the

                                       2-6

              Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and
              there has been no material change in the payment terms of such
              Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

      (ii)    The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

      (iii)   The Mortgagor's interest in such Ground Lease is assignable to the
              Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the
              Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it or it cannot be unreasonably withheld;

      (iv)    Such Ground Lease is in full force and effect, the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

      (v)     Such Ground Lease, or an estoppel letter or other agreement, (A)
              requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B)
              provides that no notice of termination given under such Ground
              Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

      (vi)    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor
              thereunder may terminate such Ground Lease;

      (vii)   Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage
              Loan;

      (viii)  Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee

                                       2-7

              appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
              (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
              commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (ix)    Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
              Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related
              Mortgage;

      (x)     Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

18.   Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

19.   LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

20.   Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph
19 (substituting the date of the last such modification for the date the
Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

                                       2-8

21.   Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

22.   No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the
Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

23.   Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all material applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

24.   Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

25.   Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those
Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a
"significant modification" of such Mortgage Loan within the meaning of Treas.
Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.
The loan documents require the related Mortgagor to bear the cost of such opinion.

26.   No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization
(except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property.

27.   No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of

                                       2-9

notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this
Exhibit 2 or the exceptions listed in Schedule A attached hereto.

28.   Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Mortgage
Loan.

29.   Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by the Seller hereunder.

30.   Junior Liens. None of the Mortgage Loans permits the related Mortgaged
Property to be encumbered by any lien (other than a Permitted Encumbrance)
junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a
Permitted Encumbrance) junior to the lien of the related Mortgage.

31.   Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

32.   Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

33.   Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

                                      2-10

34.   Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

35.   Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the
Purchaser.

36.   Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the
Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the
Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

37.   [Reserved].

38.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off
Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

39.   Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage
Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the
Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

                                      2-11

40.   Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and (ii) the approval of an assumption of such Mortgage Loan.

41.   Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date, or provides that it can be defeased with any property other than government securities (as defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States that will provide interest and principal payments sufficient to satisfy scheduled payments of interest and principal as required under the related Mortgage Loan, or (iii) defeasance requires the payment of any consideration other than (a) reimbursement of incidental costs and expenses and/or (b) a specified dollar amount or an amount that is based on a formula that uses objective financial information (as defined in Treasury Regulation
Section 1.446-3(c)(4)(ii)).

42.   Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged
Property is located at all times when it originated and held the Mortgage Loan.

43.   Prepayment Premiums. As of the applicable date of origination of each such
Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of Treasury
Regulation Section 1.860G-1(b)(2).

44.   Terrorism Insurance. With respect to each Mortgage Loan that has a Stated
Principal Balance as of the Cut-Off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not, as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

45.   Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to
$3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the
Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan

                                      2-12

operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

46.   Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation Section
1.860G-2(a) (but without regard to the rule in Treasury Regulation Sections
1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

47.   No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Borrower in any intentional fraud in connection with the origination of the Mortgage Loan. To Seller's knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage Loan.

48.   An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and
Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

49.   Foreclosure Property. The Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to the Purchaser, and the Seller does not know or, to the Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 48 are made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-13

                             Schedule A to Exhibit 2

                  Exceptions to Representations and Warranties

                2006-HQ10 - Morgan Stanley Mortgage Capital Inc.
                      Schedule A: Representation Exceptions

REP. 2.      Whole Loan; Ownership of Mortgage Loans,
REP. 5.      Assignment of Leases and Rents,
REP. 24.     Cross-collateralization, and
REP. 30.     Junior Lien.

Mortgage Loan No. ___, Waterside Shops, and Mortgage Loan No. ___, Sony Pictures
Plaza, are each secured by a Mortgage that also secures a junior "B" loan other than one or more other Mortgage Loans. The related loan is described in the
Prospectus Supplement.

Mortgage Loan No. ___, Cherry Creek, and Mortgage Loan No. ___, Michigan Plaza,
are each secured by a Mortgage that also secures a pari passu loan other than one or more other Mortgage Loans. The relevant Mortgage Loan is serviced pursuant to a pooling and servicing agreement other than the HQ10 Pooling and
Servicing Agreement, and ownership of the loan documents are nominally held pursuant to that pooling and servicing agreement. The related loan is described in the Prospectus Supplement.

REP. 14.     Insurance.

Certain of the Mortgage Loans do not require the insurance to name the lender as an additional insured, although the insurance policies must provide that all proceeds shall be payable to the lender as set forth in the respective loan agreement.

With respect to certain of the Mortgage Loans, if the net proceeds from insurance do not exceed a certain net proceeds availability threshold amount, then the net proceeds will be disbursed directly to the borrower, provided certain conditions are met, without an express requirement to apply the net proceeds to restoration of the Mortgaged Property. Nevertheless, the loan documents contain an independent covenant on the part of the borrower to repair and restore the Mortgaged Property.

Mortgage Loan No. __, Burbank Shopping Center, permits Kmart to self insure, subject to net worth requirements. Mortgage Loan No. __, CVS Clearlake; No. ___,
Eckerd Philadelphia; No. ___, CVS McMinnville; and No. ___, Rite Aid Wilmington
each permits the tenant to self insure.

With respect to Mortgage Loan No. ___, Norris Furniture, the tenant has the right to receive casualty insurance proceeds.

With respect to Mortgage Loan No. ___, 425 Park Avenue, the insurance requirements under the loan agreement are deemed to be satisfied provided the insurance requirements under the ground lease, where the borrower is the ground lessor, are satisfied by the tenant thereunder. The ground lease names the borrower as an additional insured, but does not name the mortgagee. Casualty proceeds which exceed the cost of the casualty restoration work belong to the tenant.

REP. 17.     Leasehold Estate.

With respect to Mortgage Loan No. ___, Waterside Shops, the following exceptions apply with the portion of the Mortgaged Property that is a leasehold estate:

      Rep 17(iv): The Waterside Shops ground lease does not provide that a material amendment to such lease is not binding on a mortgagee unless the mortgagee has consented to such amendment;

      Rep 17(v): The Waterside Shops ground lease does not require the lessor to give notice of any default by the lessee to the holder of the mortgage and does not provide that no notice of termination is effective against the mortgage holder unless a copy has been delivered to such holder and the lessor has offered or is required to enter into a new lease;

      Rep 17(x): The Waterside Shops ground lease does not require the lessor to enter into a new lease upon termination of the ground lease if the ground lease is rejected in a bankruptcy proceeding;

With respect to Mortgage Loan No. __, Bootheel Plaza, a portion of the Mortgaged
Property is subject to a ground lease that does not contain the lender protections contemplated by this representation. The lender did not include any income from tenants of the ground leased property in its underwriting.

REP. 25.     Release of Mortgaged Property.

With respect to Mortgage Loan Nos. [__], Fort Roc Portfolio, the mortgage loan, which is secured by multiple mortgaged properties, permits the release of one or more properties from the lien of the related mortgage after the applicable lock-out period upon defeasance of an amount equal to 125% of the allocated loan amount of the mortgaged property being released provided that, among other conditions, (i) the DSCR of the remaining properties immediately following the release is at least 1.18x, and (ii) the LTV of the remaining properties is not greater than 76%.

With respect to Mortgage Loan Nos. [__], AZ Office/Retail Portfolio, after the lockout period, the borrower may defease an individual loan provided that the remaining loans have a combined DSCR of at least 1.40x, and a combined LTV of no greater than 70%. If these tests are not reached, the borrower shall prepay, with a minimum yield maintenance premium of 1%, the loans pro rata in an amount such that the DSCR and LTV tests are achieved.

With respect to Mortgage Loan Nos. [__], Bootheel Plaza, the mortgage loan permits the release of a parcel from the lien of the related mortgage on or after 12 months after the note date provided that, among other conditions, (i)
the DSCR of the remaining property immediately following the release is at least
1.50x, and (ii) the LTV of the remaining property is not greater than 66%. After the partial release, the borrower may not lease space on the release parcel to and terminate the lease of any tenant leasing space at the remaining property unless, after the commencement date of the new lease on the released parcel, among other conditions, (i) the DSCR of the remaining property immediately following the release is at least 1.50x, and (ii) the LTV of the remaining property is not greater than 66%.

With respect to Mortgage Loan Nos. [__], Gloucester Portfolio, after the lockout period, the borrower may defease one or more properties from the lien of the related mortgage after payment of a release price equal to 115% of the allocated loan amount of the mortgaged property being released, along with the applicable yield maintenance premium, provided that, among other conditions, (i) the DSCR of the remaining property is equal to or greater than 1.25x, (ii) the LTV of the remaining property is equal to or less than 78%, and (iii) lender receives rating agency approval. In order to obtain release of the multifamily property located at 10 Beach Court, the borrower must, in addition to satisfying the above conditions, (i) deliver an appraisal for the multifamily property as an individual property, (ii) provide evidence that the property has been legally subdivided from the office property tax lot, and (iii) pay a release price of
115% of 75% of the appraised value, along with the applicable yield maintenance premium. Lender will determine the new release price for the office property by subtracting the multifamily release price from $2,760,000.

REP. 29.     Local Law Compliance.

With respect to Mortgage Loan No. __, Eagle Crest Apartments, and Mortgage Loan
No. __, Yukon Court Apartments, a portion of the property was built over setback restrictions and is nonconforming.

With respect to Mortgage Loan No. ___, 633 Third Ave., one tenant (New York
Sports Club) has an expired public assembly permit. The permit does not affect the tenant's obligation to pay rent.

REP. 30.     Junior Liens.

With respect to Mortgage Loan No. [ ], West Oaks Plaza, the borrower has the right in the future to obtain subordinate secured financing after the sale or an assumption of the property provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than
1.10x.

REP 36.      Due on Sale (encumbrance).

Each of the following Mortgage Loans permits the parent of the borrower to obtain future mezzanine financing, provided certain conditions are met:

With respect to Mortgage Loan No. ___, Village at Sand Hill, future mezzanine financing debt is permitted subject to various conditions, including that the amount will not result in an aggregate LTV greater than 80% or DSCR less than
1.20x.

Mortgage Loan No. , Michigan Plaza, allows two parent companies of the Borrower,
Farringdon LLC or Kiddington LLC ("Borrowing Entity"), to incur indebtedness provided the

indebtedness (a) is not secured by any assets of the Michigan Plaza Borrower,
Michigan Plaza Mezz I LLC or Borrowing Entity and is otherwise unsecured, (b) is subordinate in all respects to the Michigan Plaza Loan and is payable only to the extent of any excess cash flow from the Michigan Plaza Property distributed to Michigan Plaza Mezz I LLC and then to Borrowing Entity after payment by the
Michigan Plaza Borrower of all due and payable loan payments and expenses, (c)
is subject to a standstill agreement, and (d) is used solely for capital improvements, tenant improvements made by the Michigan Plaza Borrower, leasing commissions, debt service under the loan and operating expenses, in each case related to the Michigan Plaza Property.

Mortgage Loan No. , AZ Office/Portfolio allows for permitted transfers of individual properties within the AZ Office/Retail Portfolio, provided certain conditions are satisfied, including that after giving effect to such transfer:
(a) the transferred property shall have a debt service coverage ratio of not less than 1.40:1.0 and a loan-to-value ratio of no greater than 70% based upon an updated appraisal, provided that in the event the property does not satisfy such debt service coverage ratio and loan-to-value requirements, the AZ
Office/Retail Portfolio Borrower may voluntarily prepay the AZ Office/Retail
Portfolio Loan by an amount that would cause the debt service coverage ratio and loan-to-value requirements when calculated on the reduced principal amount of the loan with respect to the transferred property to be met, with any such prepayment to include the applicable yield maintenance premium on the amount so prepaid; and (b) the remaining related properties in the AZ Office/Retail
Portfolio shall have an aggregate debt service coverage ratio of not less than
1.40:1.0 and a loan-to-value ratio of no greater than 70% based upon updated appraisals, provided that in the event the related properties do not satisfy such aggregate debt service coverage ratio and loan-to-value requirements, the
AZ Office/Retail Portfolio Borrower may voluntarily prepay the related loans on a pro-rata basis by an amount that would cause the aggregate debt service coverage ratio and loan-to-value requirements when calculated on the reduced principal amounts of the related loans to be met, with any such prepayment to include the applicable yield maintenance premium on the amount so prepaid.
Simultaneously with any such conveyance, the individual mortgage and other loan documents shall no longer secure or be cross-defaulted with the related loans and related mortgages, the individual note shall no longer be secured by the related mortgages or any other related loan documents, and the loan shall no longer be cross-defaulted with the related loans or related loan documents.

With respect to Mortgage Loan No. [ ], One Bethesda Center, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.20x.

With respect to Mortgage Loan No. [ ], Hilton Garden Inn O'Hare, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.25x.

With respect to Mortgage Loan No. [ ], Courtyard by Marriott - Charleston, the
borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 70%, and (ii)
the combined DSCR is not less than 1.25x.

With respect to Mortgage Loan No. [ ], Village at Sandhill Forum Center, the
borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii)
the combined DSCR is not less than 1.20x.

With respect to Mortgage Loan No. [ ], Copperwood Apartments, the borrower has the right in the future to obtain future mezzanine financing provided that, among other conditions, the outstanding principal balance of the debt shall never exceed $3,886,104.75.

With respect to Mortgage Loan No. [ ], The Texan Apartments, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.20x.

With respect to Mortgage Loan No. [ ], Waterman Grove, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 75%, and (ii) the combined DSCR is not less than 1.25x.

With respect to Mortgage Loan No. [ ], Hilton Garden Inn Scottsdale, the
borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii)
the combined DSCR is not less than 1.25x. Additionally, the borrower has the right in the future to obtain subordinate unsecured financing of up to
$1,200,000 less the amount of any outstanding trade payables and unsecured operational debt provided that, among other conditions, (i) the interest rate of such loan does not exceed 6% per annum, and (ii) the maturity date of such loan has a maturity date at least six months beyond the term of the subject loan. So long as any portion of the permitted subordinate unsecured financing is outstanding, the borrower is not permitted to obtain mezzanine financing.

With respect to Mortgage Loan No. [ ], Norris Furniture & Interiors - Naples,
the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii)
the combined DSCR is not less than 1.15x.

With respect to Mortgage Loan No. [ ], Hampton Inn - West Springfield, the
borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the amount does not exceed $700,000.

With respect to Mortgage Loan Nos. [ ], Gloucester Portfolio, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.10x.

With respect to Mortgage Loan No. [ ], Hampton Inn & Suites - Destin, the
borrower has the right after September 1, 2008 to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.20x.

With respect to Mortgage Loan No. [ ], 4 Home Depot Drive, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.20x.

With respect to Mortgage Loan No. [ ], Wingate Inn - Norcross, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.40x.

With respect to Mortgage Loan No. [ ], Northern Lights Medical Center, the
borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, (ii) the combined DSCR is not less than 1.10x, and the amount does not exceed $500,000.

With respect to Mortgage Loan No. [ ], 357 Office Building, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.10x.

With respect to Mortgage Loan No. [ ], CVS - South Portland, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) CVS is in occupancy, open for business and paying rent, and (ii)
the combined DSCR is not less than 1.05x.

With respect to Mortgage Loan No. [ ], Street of Shoppes, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the combined LTV does not exceed 80%.

Each of the following Mortgage Loans currently has mezzanine financing in place:

      No. ___, Shops at Briargate;
      No. ___, 80 Broad Street;
      No. ___, PPG Portfolio;
      No. ___, Basin Street Landing; and
      No. ___, Laurel Canyon Apartments Phase II.

REP. 38.     Non-Recourse Exceptions.

Each of the following Mortgage Loans is not recourse to a natural person, nor is any natural person liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the borrower, misappropriation of rents, insurance proceeds or condemnation awards, or breaches of the environmental covenants in the Mortgage Loan documents:

      No. ___, Waterside Shops;
      No. ___, Shops at Briargate;
      No. ___, Michigan Plaza;
      No. ___, Cherry Creek;
      No. ___, Southport Town Center;
      No. ___, 425 Park Avenue;
      No. ___, Covenant Transport Headquarters;
      No. ___, Courtyard by Marriott - Charleston;
      No. ___, Kings Supermarket - Creskill;
      No. ___, Kings Supermarket - Maplewood;

      No. ___, Kings Supermarket - Montclair;
      No. ___, Kings Supermarket - Morristown;
      No. ___, Kings Supermarket - Summit; and
      No. ___, RLJ Portfolio: Residence Inn - Hammond.

REP. 43.     Terrorism Insurance.

For each of the following loans, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to
125% of the premium for the all risk insurance (excluding terrorism):

      No. ___, Kings Supermarket - Creskill;
      No. ___, Kings Supermarket - Maplewood;
      No. ___, Kings Supermarket - Montclair;
      No. ___, Kings Supermarket - Morristown; and
      No. ___, Kings Supermarket - Summit.

Mortgage Loan No. __, CVS Clearlake, does not require terrorism insurance. With respect to Mortgage Loan No. __, Fort Roc Portfolio, terrorism insurance is not required for space occupied by Kmart so long as the tenant has the obligation to rebuild; terrorism insurance is not required for Rite Aid Wilmington.

With respect to Mortgage Loan No. __, 425 Park Avenue, the insurance requirements under the loan agreement are subject to the insurance requirements under the ground lease, where the borrower is the ground lessor. The ground lease does not require terrorism insurance unless reasonably required by the ground lessor.

                             Schedule B to Exhibit 2

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.5

                             Schedule C to Exhibit 2

  List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies

                                      None

                                       3-1

                                    EXHIBIT 3
                               PRICING FORMULATION

Total Bond Proceeds                                              $1,543,119,252
Less Expenses                                                       ($3,543,760)
                                                                 --------------
Net Proceeds                                                     $1,539,575,492
Less Purchase Price of MS Loans
   Discounted Value of MS Loans                                  $1,543,119,252
   Allocable Expense Amount for MS Loans                            ($3,543,760)
                                                                 --------------
   Purchase Price of MS Loans                                    $1,539,575,492

                                    EXHIBIT 4
                                  BILL OF SALE

1.    Parties. The parties to this Bill of Sale are the following:

             Seller:          Morgan Stanley Mortgage Capital Inc.
             Purchaser:       Morgan Stanley Capital I Inc.

2.    Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase
Agreement, dated as of November 1, 2006 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

            (a)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the
      Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

            (b)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c)   All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

3.    Purchase Price. The amount and other consideration set forth on Exhibit 3 to the Mortgage Loan Purchase Agreement.

4.    Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of November, 2006.

SELLER:                             MORGAN STANLEY MORTGAGE CAPITAL INC.

                                    By: ________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

PURCHASER:                          MORGAN STANLEY CAPITAL I INC.

                                    By: ________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY
                      TO LASALLE BANK NATIONAL ASSOCIATION
                             AND LNR PARTNERS, INC.
                                 WITH RESPECT TO
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated as of November 1, 2006 (the "Mortgage Loan Purchase Agreement"), between
Morgan Stanley Mortgage Capital Inc. ("MSMC") and Morgan Stanley Capital I Inc.
("Depositor"), MSMC is selling certain multifamily and commercial mortgage loans
(the "Mortgage Loans") to Depositor;

      WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), between the Depositor, Wells Fargo Bank National Association, as Master Servicer, LNR
Partners, Inc. ("LNR") as Special Servicer, Wells Fargo Bank, National
Association, as Paying Agent and Certificate Registrar and LaSalle Bank National
Association ("LaSalle") as Trustee and Custodian, the Trustee and the Special
Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-2 and UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

      WHEREAS, MSMC has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

      NOW, THEREFORE, MSMC does hereby make, constitute and appoint LaSalle, acting solely in its capacity as Trustee under, and in accordance with the terms of, the Pooling and Servicing Agreement, MSMC's true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in MSMC's name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the
Trustee, as set forth in the definition of "Mortgage File" in Section 1.1 of the
Pooling and Servicing Agreement, that have been received by the Trustee or a
Custodian on its behalf, and all Form UCC-2 or UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the
Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of "Mortgage
File" in, and in accordance with Section 1.1 of, the Pooling and Servicing
Agreement, and to evidence, provide notice of and

                                      5-1

perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to file or record in the appropriate public filing or recording offices, all other Mortgage
Loan documents to be recorded under the terms of the Pooling and Servicing
Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by MSMC on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to LaSalle and LNR only such powers, responsibilities and authority as are set forth in Section 2.1 of the Mortgage Loan Purchase
Agreement.

      MSMC does also hereby make, constitute and appoint LNR, acting solely in its capacity as Special Servicer under the Pooling and Servicing Agreement,
MSMC's true and lawful agent and attorney-in-fact with respect to the Mortgage
Loans in MSMC's name, place and stead solely to exercise and perform all of the rights, authority and powers of LaSalle as set forth in the preceding paragraph in the event of the failure or the incapacity of LaSalle to do so for any reason. As between LNR and any third party, no evidence of the failure or incapacity of LaSalle shall be required and such third party may rely upon LNR's written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

      The enumeration of particular powers herein is not intended in any way to limit the grant to either the Trustee or the Special Servicer as MSMC's attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as MSMC might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof;
and MSMC agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of Article III below. As between MSMC, the Depositor, the
Master Servicer, the Special Servicer, the Trustee, the Trust Fund and the
Certificateholders, neither the Trustee nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with either the Trustee or the Special
Servicer as MSMC's attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Trustee or the Special Servicer, as applicable, and need not make any inquiry about whether the Trustee or the
Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by either the Trustee or the Special Servicer that any particular
Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing
Agreement.

      Any act or thing lawfully done hereunder by either the Trustee or the
Special Servicer shall be binding on MSMC and MSMC's successors and assigns.

      This Limited Power of Attorney shall continue in full force and effect with respect to the Trustee and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

      with respect to the Trustee, the termination of the Trustee and its replacement with a successor Trustee under the terms of the Pooling and Servicing Agreement;

      with respect to the Special Servicer, the termination of the Special
            Servicer and its replacement with a successor Special Servicer under the terms of the Pooling and Servicing Agreement;

      with respect to the Trustee, the appointment of a receiver or conservator with respect to the business of the Trustee, or the filing of a voluntary or involuntary petition in bankruptcy by or against the
            Trustee;

      with respect to the Special Servicer, the appointment of a receiver or conservator with respect to the business of the Special Servicer, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Special Servicer;

      with respect to each of the Trustee and the Special Servicer and any
            Mortgage Loan, such Mortgage Loan is no longer a part of the Trust
            Fund;

      with respect to each of the Trustee and the Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

      with respect to the Special Servicer, the occurrence of an Event of
            Default under the Pooling and Servicing Agreement with respect to the Special Servicer.

      Nothing herein shall be deemed to amend or modify the Pooling and
Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of MSMC under the Mortgage Loan Purchase
Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

      Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement.

             THIS LIMITED POWER OF ATTORNEY SHALL BE GOVERNED BY AND
         CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,

AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS
PRINCIPLES APPLIED IN NEW YORK.

                            [Signature on next page]

      IN WITNESS WHEREOF, MSMC has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of
November 9, 2006.

                                    MORGAN STANLEY MORTGAGE CAPITAL INC.

                                    By:   _____________________________________
                                    Name: _____________________________________
                                    Title:_____________________________________

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK    )
                       ) ss:
COUNTY OF NEW YORK   )

      On this 9th day of November, 2006, before me appeared _________________, to me personally known, who, being by me duly sworn did say that he/she is the
_________________ of Morgan Stanley Mortgage Capital Inc., and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said _________________ acknowledged said instrument to be the free act and deed of said corporation.

                                    ____________________________________________
                                    Name:_______________________________________
                                         Notary Public in and for said County
                                         and State

My Commission Expires:

______________________________